Enterprise Financial Services Corp 2017 THIRD QUARTER EARNINGS RELEASE

Forward-Looking Statements Some of the information in this report contains “forward‐looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward‐looking statements may be expressed differently. Forward‐looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward‐ looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10‐K and in Part II, 1A of our most recently filed Form 10‐Q, all of which could cause the Company’s actual results to differ from those set forth in the forward‐looking statements. Readers are cautioned not to place undue reliance on our forward‐looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward‐looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward‐looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

2017 Focus • Sustain Core Growth Trends • Successfully Convert and Integrate Jefferson County Bancshares (“JCB”) • Maintain Focus on Long‐Term Strategic Development 3

4 Financial Scorecard Continued Growth in Core EPS • Drive Net Interest Income Growth in  Dollars with Favorable Loan Growth  Trends • Defend Net Interest Margin • Maintain High Quality Credit Profile • Achieve Further Improvement in  Operating Leverage Enhance Deposit Levels to Support  Growth Q3 2017 Compared to Q3 2016 43 bps NPLs/Loans 35% 40% 21 bps 1% 30%

5 Portfolio Loan Trends $3,038  $3,118  $3,853 $3,859  $3,997  Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 In Millions *Note: 9% excluding acquisition of JCB JCB $678

$1,599  $1,633  $1,695  $1,796  $1,862  Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Commercial & Industrial Loan Trends In Millions JCB $79 6

Portfolio Loan Details Q3 ’17 Q2 ’17 QTR CHANGE Q3 ‘16 LTM CHANGE ENTERPRISE VALUE LENDING $       456 $   433 $     23 $    395 $     61 C&I GENERAL 886 895 (9) 756 130 LIFE INSURANCE PREMIUM FINANCING 331 318 13 299 32 TAX CREDIT 189 150 39 149 40 COMMERCIAL REAL ESTATE 1,639 1,563 76 1,045 594 RESIDENTIAL REAL ESTATE 342 349 (7) 234 108 CONSUMER & OTHER 154 151 3 160 (6) PORTFOLIO LOANS $  3,997 $  3,859 $   138 $  3,038 $   959 In Millions 7

Portfolio Loans By Business Unit $1,484  $2,198  $2,225   $700  $900  $1,100  $1,300  $1,500  $1,700  $1,900  $2,100  $2,300  $2,500 Q3 '16 Q2 '17 Q3 '17 St. Louis $586  $607  $635  0 200 400 600 800 1000 1200 1400 Q3 '16 Q2 '17 Q3 '17 $218  $251  $277  0 500 1000 1500 Q3 '16 Q2 '17 Q3 '17 Arizona In Millions Kansas City $750  $803  $860   $‐  $200  $400  $600  $800  $1,000 Q3 '16 Q2 '17 Q3 '17 Specialized Lending 8

$3,125  $3,233  $3,921  $4,059  24.4% 26.8% 25.7% 26.0% 25.8% ‐30.0% ‐20.0% ‐10.0% 0.0% 10.0% 20.0% 30.0% Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17  800  1,300  1,800  2,300  2,800  3,300  3,800  4,300 Deposits DDA% $4,032 Last Twelve Months Growth Rate = 30%, 5% Excluding Acquisition of JCB In Millions JCB $774 Deposit Trend 9

Earnings Per Share $0.69  < $0.04 > $0.01  $0.66  EPS Non‐Core Acquired Assets Merger Related Expenses Core EPS * A Non GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* Q3 2017 10

Earnings Per Share Trend $0.56  $0.04  $0.03  $0.01  $0.02  $0.66  Q2 '17 Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense Q3 '17 Changes in Core EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 11

12 Core Net Interest Income Trend* In Millions Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation $31.5  $32.2  $37.6  $43.0  $44.1 3.54% 3.44% 3.63% 3.76% 3.75% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%  $4.0  $5.0  $6.0  $7.0  $8.0  $9.0  $10.0  $11.0  $12.0  $13.0  $14.0  $15.0  $16.0  $17.0  $18.0  $19.0  $20.0  $21.0  $22.0  $23.0  $24.0  $25.0  $26.0  $27.0  $28.0  $29.0  $30.0  $31.0  $32.0  $33.0  $34.0  $35.0  $36.0  $37.0  $38.0  $39.0  $40.0  $41.0  $42.0  $43.0  $44.0  $45.0  $46.0  $47.0 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Core Net Interest Income FTE Core Net Interest Margin

13 Credit Trends for Portfolio Loans 14 bps 12 bps ‐1 bps 64 bps 8 bps Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 2017 YTD NCO = 24 bps Q3 2017 EFSC PEER(3) NPA’S/ASSETS = 0.18% 0.71% NPL’S/LOANS = 0.23% 0.85% ALLL/NPL’S = 426.2% 112.3% ALLL/LOANS = 0.97% 1.03% (1) Portfolio loans only, excludes non‐core acquired loans;    (2) Excludes JCB;  (3) Peer median data as of 6/30/2017 (source: SNL Financial)  In Millions $154 $80 $56 $7 $138 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Portfolio Loan Growth   In MillionsNet Charge‐offs (1) $3.0 $1.0 $1.5 $3.6 $2.4 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Provision for Portfolio Loans (2)

Core Fee Income* Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation Other Core  Fee Income DetailCore  Fee Income $1.7 $1.7 $1.8 $2.0 $2.1 $2.2 $2.2 $2.5 $2.8 $2.8 $1.9 $1.3 $1.5 $1.7 $1.9$0.2 $1.7 $0.2 $0.1 $0.8 $0.9 $1.0 $1.4 $1.5 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Wealth Management Deposit Services Charges Other State Tax Credits Card Services $1.0 $1.0 $0.8 $1.0 $1.5 $0.2 $0.2 $0.4 $0.1 $0.3 $0.2 $0.4 $0.2 $0.2$0.4 $0.1 $0.1 $0.1 $0.1 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Miscellaneous Swap Fees CDE Mortgage In Millions 14 $6.8 $7.8 $7.9 $8.4 $7.0 $1.9 $1.5 $1.9 $1.3 $1.7

Operating Expenses Trend* In Millions Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation  $6.4  $7.0  $7.8  $9.7  $9.6  $1.7 $1.7 $1.9 $2.3 $2.4 $12.1  $12.4  $15.2  $15.8  $15.1  52.8% 52.7% 56.0% 54.5% 51.6% ‐3 2 7 12 17 22 27 32 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $27.1 $24.9 $21.1 $20.2 $27.8 15

16 Positive Momentum in Core* Earnings Per Share $0.37  $0.33  $0.35  $0.38  $0.44  $0.49  $0.47  $0.49  $0.49  $0.59  $0.59  $0.56  $0.66  Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation 78% Core EPS Growth from Q3 2014 to Q3 2017

Appendix THIRD QUARTER 2017 EARNINGS WEBCAST

18 Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net interest margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude Gain or loss of other real estate from non-core acquired loans and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, and gain/loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 10%.

Reconciliation of Non-GAAP Financial Measures 19

Q & A THIRD QUARTER 2017 EARNINGS WEBCAST